                     May 1, 1999revised toFebruary 1, 2000
PROSPECTUS
T. ROWE PRICE


Industry-Focused Equity Funds


 A family of stock funds seeking long-term capital growth by maintaining industry-focused portfolios.
 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
TROWEPRICELOGO

T. Rowe Price Industry-Focused Equity Funds
  Financial Services Fund, Inc.
  Health Sciences Fund, Inc.
  Media & Telecommunications Fund, Inc.
  New Era Fund, Inc.
  Real Estate Fund, Inc.
  Science & Technology Fund, Inc.
Prospectus

May 1, 1999revised toFebruary 1, 2000

1             ABOUT THE FUNDS
              Objective, Strategy, Risks, and Expenses      1
              -----------------------------------------------
              Other Information About the Funds            14
              -----------------------------------------------

2             ABOUT YOUR ACCOUNT
              Pricing Shares and Receiving                 18
              Sale Proceeds
              -----------------------------------------------
              Distributions and Taxes                      20
              -----------------------------------------------
              Transaction Procedures and                   23
              Special Requirements
              -----------------------------------------------

3             MORE ABOUT THE FUNDS
              Organization and Management                  26
              -----------------------------------------------
              Understanding Performance Information        28
              -----------------------------------------------
              Investment Policies and Practices            29
              -----------------------------------------------
              Financial Highlights                         35
              -----------------------------------------------

4             INVESTING WITH T. ROWE PRICE
              Account Requirements                         42
              and Transaction Information
              -----------------------------------------------
              Opening a New Account                        42
              -----------------------------------------------
              Purchasing Additional Shares                 44
              -----------------------------------------------
              Exchanging and Redeeming                     44
              -----------------------------------------------
              Rights Reserved by the Funds                 46
              -----------------------------------------------
              Information About Your Services              47
              -----------------------------------------------
              T. Rowe Price Brokerage                      49
              -----------------------------------------------
              Investment Information                       50
              -----------------------------------------------


 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc., and its affiliates managed $179.9 billion for more than seven million individual and institutional investor accounts as of December 31, 1999.
 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

 ABOUT THE FUNDS
 OBJECTIVE, STRATEGY, RISKS, AND EXPENSES
 ----------------------------------------------------------
   To help you decide which, if any, of these funds are appropriate for you, this section reviews their investment objectives, strategies, and risks.


 What is each fund's objective?

                                                                                    Expected risk rela
  Fund                  Objective                                                   tive to one another
  Financial Services    Long-term growth of capital and a modest level of income.          Higher

                        ----------------------------------------------------------------------------------
  Health Sciences       Long-term capital appreciation.                                   Highest

                        ----------------------------------------------------------------------------------
  Media &               Long-term capital growth through the common stocks of             Highest
  Telecommunications    media, technology, and telecommunication companies.
                        ----------------------------------------------------------------------------------
  New Era               Long-term capital growth primarily through the stocks of
                        natural resource or basic commodity companies and also            Moderate
                        selected nonresource growth companies.
                        ----------------------------------------------------------------------------------
  Real Estate           Long-term growth through a combination of capital                 Moderate
                        appreciation and current income.
                        ----------------------------------------------------------------------------------
  Science & Technology  Long-term capital appreciation.                                   Highest

 --------------------------------------------------------------------------------------------------------------



 What is each fund's principal investment strategy?

   The essential characteristics of each fund's investment strategy are summarized below. While each fund takes a unique approach, the funds share many strategies in common. None of the funds has a restriction on market capitalization- shares outstanding multiplied by share price-although (as described below) some concentrate assets on a particular market cap range.


 Financial Services Fund

 Investment Program
 ------------------

  . Invests at least 65% of total assets in common stocks of companies in the financial services industry. May also invest in companies deriving at least 50% of revenues from conducting business with the industry, such as financial software providers.

  . Stock selection is based on fundamental, bottom-up analysis that seeks to identify companies with good appreciation prospects.

  . May use both growth and value approaches to stock selection. In the growth area, the manager seeks companies with capable management, attractive business niches, sound financial and accounting practices, and a demonstrated ability to increase revenues, earnings, and cash flow consistently. In the value area, the manager seeks companies whose stock prices appear undervalued in terms of earnings, projected cash flow, or asset value per share, that have growth

T. ROWE PRICE                                 2
   potential temporarily unrecognized by the market, or that may be temporarily out of favor.

  . Many fund holdings are expected to pay a dividend.

 Financial services companies. For purposes of selecting investments, we define
 -----------------------------
 financial services broadly. Companies may include (but are not limited to):

  . regional and money center banks;

  . insurance companies;

  . home, auto, and other specialty finance companies;

  . securities brokerage firms;

  . investment management firms;

  . publicly traded, government-sponsored financial intermediaries;

  . financial conglomerates; and

  . foreign financial services companies.


 Health Sciences Fund

 Investment Program
 ------------------

  . Invests at least 65% of total assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed, "health sciences").

  . While the fund can invest in companies of any size, the majority of assets are expected to be invested in large- and mid-capitalization companies.

  . The fund uses fundamental, bottom-up analysis that seeks to identify high-quality companies and the most compelling investment opportunities.

  . In general, the fund follows a growth strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general. When stock valuations seem unusually high, a "value" approach that gives preference to seemingly undervalued companies may be emphasized.

 Health sciences companies. We divide the health sciences sector into four main
 --------------------------
 areas:

  . pharmaceuticals;

  . health care services companies;

  . products and devices providers; and

  . biotechnology firms.

MORE ABOUT THE FUNDS                          3
   Our allocation among these four areas will vary depending on the relative potential we see within each area and the outlook for the overall health sciences sector.


 Media & Telecommunications Fund

 Investment Program
 ------------------

  . Invests at least 80% of total assets in common stocks of media and telecommunications companies.

  . Generally, the fund invests in companies in the large- to mid-capitalization range.

  . Stock selection is based on fundamental, bottom-up analysis that seeks to identify companies with good appreciation prospects.

  . May use both growth and value approaches to stock selection. In the growth area, the manager seeks companies with capable management, attractive business niches, sound financial and accounting practices, and a demonstrated ability to increase revenues, earnings, and cash flow consistently. In the value area, the manager seeks companies whose stock prices appear undervalued in terms of earnings, projected cash flow, or asset value per share, that have growth potential temporarily unrecognized by the market, or whose stock prices may be temporarily depressed.

 Media and telecommunications companies. These include companies engaged in any
 ---------------------------------------
 facet of media and telecommunications, including:

  . publishing;

  . movies;

  . cable TV;

  . telephones;

  . cellular services; and

  . technology and equipment.


 New Era Fund

 Investment Program
 ------------------

  . Normally invests about two-thirds of total assets in the common stocks of natural resources companies whose earning and tangible assets could benefit from accelerating inflation.

  . Will also invest in other companies with strong potential for earnings growth that do not own or develop natural resources.

T. ROWE PRICE                                 4
  . The relative percentages invested in resource and nonresouce companies can vary depending on economic and monetary conditions and our outlook for inflation.

  . When selecting natural resource stocks, we look for companies whose products can be produced and marketed profitably when both labor costs and prices are rising. In the mining area, for example, we might look for a company with the ability to expand production and maintain superior exploration programs and production facilities.

  . At least half of fund assets will be invest in U.S. securities but up to 50% of total assets may be invested in foreign securities.

 Natural resources companies. The fund's natural resources holdings typically
 ----------------------------
 own, develop, refine, service, or transport resources including:

  . energy;

  . metals;

  . forest products;

  . real estate; and

  . other basic commodities.


 Real Estate Fund

 Investment Program
 ------------------

  . Normally invests at least 80% of total assets in the equity securities of real estate companies.

  . Our definition of real estate companies is broad and includes those that derive at least 50% of revenues or profits from, or commit at least 50% of assets to, real estate activities.

  . Up to 20% of assets may be invested in companies deriving a substantial portion of revenues or profits from servicing real estate firms, as well as in companies unrelated to the real estate business.

  . The fund will not own real estate directly.

  . Stock selection is based on fundamental, bottom-up analysis that seeks to identify high-quality companies with good appreciation prospects and income-producing potential.

  . Factors considered by the portfolio manager in selecting stocks include relative valuation, free cash flow, undervalued assets, quality and experience of management, type of real estate owned, and the nature of a company's real estate activities.

MORE ABOUT THE FUNDS                          5
 Real estate companies. The fund is likely to maintain a significant portion of
 ----------------------
 assets in real estate investment trusts (REITs). REITs pool money to invest in properties (equity REITs) or mortgages (mortgage REITs). The fund generally invests in equity REITs. Other investments may include:

  . real estate operating companies, brokers, developers, and builders of residential, commercial, and industrial properties;

  . property management firms;

  . finance, mortgage, and mortgage-servicing firms;

  . construction supply and equipment manufacturing companies; and

  . firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining, and agriculture companies.


 Science & Technology Fund

 Investment Program
 ------------------

  . Invests at least 65% of total assets in common stocks of companies expected to benefit from the development, advancement, and use of science and technology.

  . Holdings can range from small companies developing new technologies to blue chip firms with established track records of developing and marketing technological advances.

  . May also invest in companies that should benefit from technological advances even if they are not directly involved in research and development.

  . Stock selection reflects a growth approach and is based on intensive research that assesses a company's fundamental prospects for above-average earnings.

 Science and technology companies. Some of the industries likely to be included
 ---------------------------------
 in the portfolio are:

  . computers, including products, software, and electronic components;

  . telecommunications;

  . media and information services;

  . environmental services;

  . chemicals and synthetic materials; and

  . defense and aerospace.

T. ROWE PRICE                                 6
 All Funds

   While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with fund objectives.

   Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

  . For details about each fund's investment program, please see the Investment
   Policies and Practices section.


 What are the main risks of investing in the funds?

   As with all equity funds, these funds' share prices can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the funds may prove incorrect, resulting in losses or poor performance, even in a rising market. Finally, a fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

   The funds are exposed to additional risks, such as those associated with the qualities of the industries they invest in, that could adversely affect their share prices. These risks are summarized as follows.


 Financial Services Fund

  . Since the fund will be concentrated in the financial services industry, it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. Generally, a fund limited to one area of economic activity represents greater potential risk than a more diversified fund, although the dividends paid by financial services companies moderate this risk to some extent.

  . Financial services companies may be hurt when inflation or interest rates rise sharply, although not all participants are affected equally.

  . Government deregulation of the industry may stall, which could limit the profit potential of industry participants.

  . Many companies in this field can possess growth characteristics, but the industry is not generally perceived to be dynamic or aggressive, which could dampen fund performance compared with more aggressive funds.

MORE ABOUT THE FUNDS                          7
  . Because of their generally higher valuations, the fund's potential investments in growth stocks could result in greater volatility, especially if their earnings disappoint investors. The fund's potential use of the value approach carries the risks that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.


 Health Sciences Fund

  . Since the fund will be concentrated in the health services industry, it is less diversified than stock funds investing in a broader range of industries. It may invest a considerable portion of assets in companies in the same business, such as pharmaceuticals, or in related businesses, such as hospital management and managed care. This approach can cause the fund's share price to be considerably more volatile than more diversified portfolios.

  . Increased competition, changing legislation and government regulation, and less government funding can reduce corporate profitability or cause declines in individual holdings.

  . Product liability and other litigation or the obsolescence of popular products could adversely affect share prices.

  . Because of their generally higher valuations, the fund's potential investments in growth stocks could result in greater volatility, especially if their earnings disappoint investors. The fund's potential use of the value approach carries the risks that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

  . Funds with significant exposure to smaller or unseasoned companies (those with less than a three-year operating history) will have an increased level of risk, because these companies may not have established products or more experienced management. Mid-capitalization companies may also expose the funds to these risks.


 Media & Telecommunications Fund

  . The fund is less diversified than most stock funds and could therefore experience sharp price declines when conditions are unfavorable for media and telecommunications industries.

  . Companies in these industries are subject to the risks of rapid obsolescence, lack of investor or consumer acceptance, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, intense competition, and a dependency on patent and copyright protection.


 New Era Fund

  . The fund is less diversified than most stock funds and could therefore experience sharp price declines when conditions are unfavorable to its sector. For

T. ROWE PRICE                                 8
   instance, while the fund attempts to invest in companies that may benefit from accelerating inflation, inflation has slowed considerably in recent years.

  . The rate of earnings growth of natural resource companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall and real estate companies are influenced by interest rates and other factors.

  . The fund's investments in foreign securities, or even in U.S. companies with significant overseas investments, are also subject to the risks of foreign investing. Currency risks may be somewhat reduced because many commodities markets are dollar based, but exposure to foreign political and economic risk is heightened by investments in companies with operations in emerging markets.


 Real Estate Fund

  . The fund is concentrated in the real estate industry and, as a result, is less diversified than stock funds investing in a broader range of industries. Therefore, its price could fall in value when trends are perceived as unfavorable for the real estate industry.

  . These securities are strongly affected by changes in the tax laws, overbuilding, environmental issues, the quality of property management (in the case of REITs), and other factors.

  . Real estate is affected by general economic conditions. When growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity and may reduce the appeal of real estate investments.

  . While a fund focused on one sector represents greater risk than a more diversified approach, the income offered by some real estate companies helps moderate this risk.


 Science & Technology Fund

  . Companies in the rapidly changing fields of science and technology often face unusually high price volatility, both in terms of gains and losses. Products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. A portfolio focused primarily on these stocks is therefore likely to be much more volatile than one with broader diversification that includes investments in more economic sectors.

  . Funds with significant exposure to smaller or unseasoned companies (those with less than a three-year operating history) will have an increased level of risk, because these companies may not have established products or more experi-

MORE ABOUT THE FUNDS                          9
   enced management. Mid-capitalization companies may also expose the fund to these risks.


 All Funds

   Fund investments in foreign stocks are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Fund investments in futures and options are subject to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the funds will achieve their objectives.

  . Each fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


 How can I tell which fund is most appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you can accept the risks of investing in a single industry, one or more of the following may be an appropriate way to incorporate additional exposure to a particular industry into a diversified portfolio.

   Financial Services Fund could be an appropriate part of your overall investment strategy if you seek the potential for significant capital growth, and wish to participate directly in the growth prospects of the financial services sector.

   Health Sciences Fund could be an appropriate part of your overall investment strategy if you seek an aggressive approach to capital growth, wish to participate in the growth prospects of this sector, and can accept the potential for above-average price fluctuations.

   Media & Telecommunications Fund could be an appropriate part of your overall investment strategy if you are willing to accept the risks of investing in a limited group of industries in pursuit of long-term capital growth.

   New Era Fund could be an appropriate part of your overall investment strategy if you are willing to accept the risks of investing in U.S. and foreign companies whose earnings are strongly influenced by worldwide economic and monetary conditions in pursuit of long-term capital growth.

   Real Estate Fund could be an appropriate part of your overall investment strategy if you are willing to accept the risks of investing in this industry in an effort to achieve long-term capital growth and income.

T. ROWE PRICE                                 10
   Science & Technology Fund could be an appropriate part of your overall investment strategy if you seek an aggressive approach to capital growth, wish to participate in the growth prospects of this sector, and can accept the potential for above-average price fluctuations.

   These funds should not represent your complete investment program or be used for short-term trading purposes.

   They can be used in both regular and tax-deferred accounts, such as IRAs.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 How has each fund performed in the past?

   The bar charts showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

   The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the charts.

                                        Calendar Year Total Returns
       Fund          "89"   "90"   "91"   "92"   "93"   "94"   "95"   "96"   "97"    "98"
 -----------------------------------------------------------------------------------------
  Financial
  Services Fund                                                             41.44  11.55
  Health Sciences
  Fund                                                                 26.75  19.41   22.37
  Media &
  Telecommunicati
  ons Fund                                               -0.90  43.291.78   28.05  35.14
  New Era Fund      24.29  -8.76  14.74  2.08   15.33  5.17   20.76  24.25  10.96  -9.88

  Real Estate Fund                                                                 14.86
  Science &                  -1.3360.17  18.76  24.25  15.79  55.53  14.23  1.71   42.35
  Technology Fund
 -----------------------------------------------------------------------------------------

 Financial Services Fund  Quarter ended Total return

 Best quarter     12/31/9821.04%

 Worst quarter    9/30/98 -20.07%



 Health Sciences Fund     Quarter ended Total return

 Best quarter     12/31/9819.57%

 Worst quarter    9/30/98 -7.05%



 Media & Telecommunications Fund Quarter ended Total return

 Best quarter     12/31/9941.63%

 Worst quarter    9/30/98 -18.64%



 New Era Fund      Quarter ended Total return

MORE ABOUT THE FUNDS                          11
 Best quarter     6/30/99 15.01%

 Worst quarter    9/30/98 -12.41%



 Real Estate Fund  Quarter ended Total return

 Best quarter     6/30/99 10.91%

 Worst quarter    9/30/98 -10.95%



 Science & Technology FundQuarter ended Total return

 Best quarter     12/31/9847.89%

 Worst quarter    9/30/90 -29.53%


 Table 1  Average Annual Total Returns
                                             Periods ended
                                           December 31, 1998
                                           Shorter of 10 years
                         1 year   5 years  or since inception    Inception date
 ------------------------
  Financial Services
  Fund                    11.55%     --           29.48%            9/30/96
  S&P 500 Stock Index     28.57       --          31.66

  Health Sciences Fund    22.37       --          22.76             12/29/95
  S&P 500 Stock Index     28.57       --          28.17

  Media &
  Telecommunications
  Fund                    35.14   20.12%          18.62             10/13/93
  S&P 500 Stock Index      28.7    24.06          23.35

  New Era Fund            -9.88     9.55          10.13             5/19/69
  S&P 500 Stock Index     28.57    24.06          19.21

  Real Estate Fund       -14.86       --          -7.07             10/31/97
  Wilshire Real Estate
  Securities Index       -17.43       --         -12.03

  Science & Technology
  Fund                    42.35    24.39          25.60             9/30/87
  S&P 500 Stock Index     28.57    24.06          19.21
 -------------------------------------------------------------------------------


 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


 What fees or expenses will I pay?

   The funds are 100% no load. The Real Estate Fund charges a 1% redemption fee, payable to the fund, on shares held less than six months. There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees. Like all mutual funds, the funds charge the following:

  . A management fee The percent of fund assets paid to each fund's investment manager. Each fund's fee includes a group fee, 0.32% as of December 31, 1999. The individual fund fees are as follows: Financial Services Fund, Health Sciences Fund, Media & Telecommunications Fund, and Science & Technology Fund, 0.67%; New Era Fund, 0.57%; and Real Estate Fund, 0.62%

T. ROWE PRICE                                 12
  . "Other" administrative expenses Primarily the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and providing custodial services.

 Table 2  Fees and Expenses of the Funds
                      Shareholder fees (fees
                      paid directly from your                 Annual fund operating expenses
                            investment)                (expenses that are deducted from fund assets)
                                                                      Total annual    Fee waiver/
                            Redemption         Management   Other    fund operating     expense       Net
        Fund                  fee/a/              fee      expenses     expenses     reimbursement  expenses

  Financial Services            --               0.67%/b/   0.50%        1.17//%/b/        --          --
                      ----------------------------------------------------------------------------------------
  Health Sciences               --               0.67%      0.49%        1.16%             --          --
                      ----------------------------------------------------------------------------------------
  Media &                       --               0.67%      0.36%        1.03%             --          --
  Telecommunications
                      ----------------------------------------------------------------------------------------
  New Era                       --               0.57%      0.18%        0.75%             --          --
                      ----------------------------------------------------------------------------------------
  Real Estate                  1.0%              0.62%/c/   1.25%        1.87%/c/       (0.87)%      1.00%
                      ----------------------------------------------------------------------------------------
  Science &                     --               0.67%      0.27%        0.94%             --          --
  Technology
 ------------------------------------------------------------------------------------------------------------------


 /a/
   Please see Contingent Redemption Fee under Pricing Shares and Receiving Sale Proceeds for additional information.

 /b/
   To limit the fund's expenses during its initial period of operations, T. Rowe Price agreed to waive its fees and bear any expenses through December 31, 1998, which would cause the fund's ratio of expenses to average net assets to exceed 1.25%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 1.25%; however, no reimbursement will be made after December 31, 2000, or if it would result in the expense ratio exceeding 1.25%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund. As a result of reimbursements by the fund to T. Rowe Price under these agreements, the management fee and total annual fund operating expenses have been restated. In the absence of this restatement, these fees would have been 0.69% and 1.19%, respectively.

 /c/
   To limit the fund's expenses during its initial period of operations, T. Rowe Price contractually obligated itself to waive its fees and bear any expenses through December 31, 1999, which would cause the fund's ratio of expenses to average net assets to exceed 1.00%. Effective January 1, 2000, T. Rowe Price agreed to extend this expense limitation for a period of two years through December 31, 2001. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 1.00%; however, no reimbursement will be made after December 31, 2001 (for the first agreement), or December 31, 2003 (for the second agreement), or if it would result in the expense ratio exceeding 1.00%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund.

   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitations currently in place are not renewed (if applicable), you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods:

MORE ABOUT THE FUNDS                          13

  Fund                        1 year  3 years  5 years  10 years
 ----------------------------------------------------------------------
  Financial Services           $119    $372     $644     $1,420
                              ------------------------------------
  Health Sciences              $118    $368     $638     $1,409
                              ------------------------------------
  Media & Telecommunications   $105    $328     $569     $1,259
                              ------------------------------------
  New Era                      $ 77    $240     $417     $  930
                              ------------------------------------
  Real Estate                  $102    $414     $844     $2,043
                              ------------------------------------
  Science & Technology         $ 96    $300     $520     $1,155
 ----------------------------------------------------------------------




 OTHER INFORMATION ABOUT THE FUNDS
 ----------------------------------------------------------

 What are some of the funds' potential rewards?


 Financial Services Fund

   The fund's investment program reflects the view of T. Rowe Price that several trends in financial services offer opportunities for significant long-term capital appreciation. For investors who currently have a broad exposure to equities, the fund provides a way to focus on an area of the economy undergoing substantial change as well as rapid growth in a number of fields, such as asset management. The potential rewards of investing in such a focused fund include higher returns than the overall market. However, the fund also has the potential for greater losses than the overall market if these sectors do not perform well.


 Health Sciences Fund

   The fund's program reflects the view of T. Rowe Price that rapid advances in the health care, medicine, and life sciences fields offer substantial opportunities for superior long-term capital appreciation. The health care field is experiencing unprecedented change, driven largely by the determination of consumers, corporations, insurers, and governments to slow escalating costs. At the same time, the aging of the American population could result in a higher portion of gross domestic product being spent on health care and medicine in the future. Industry consolidation, the shift from medical treatment to prevention, quicker approval of new drugs, the possible restructuring of Medicare/Medicaid, and the prolonging of life through new technology are major forces transforming health sciences companies. These factors could present very favorable prospects over the long term for companies that can provide quality products and services at a competitive price.

T. ROWE PRICE                                 14
 Media & Telecommunications Fund

   T. Rowe Price believes that trends in the media and telecommunications industries offer opportunities for significant long-term capital appreciation. For investors who currently have a broad exposure to equities, the fund provides a way to invest in the media and telecommunications field-an area of the economy undergoing substantial change with the potential for rapid growth.


 New Era Fund

   The fund is designed to protect investors against inflation and to provide a way to participate in the global demand for natural resources. By investing in companies that may prosper in periods of high inflation or strong global demand by raising prices while controlling costs, the fund hopes to provide significant long-term capital appreciation.


 Real Estate Fund

   The stocks of companies engaged in the real estate area could provide significant long-term total return. At different times, the market may favor one type of real estate investment over another, and the fund's flexible investment charter enables it to seek opportunities wherever they exist in the industry. Both capital appreciation (or depreciation) and current income should be important components of total return, and the contribution made by each at any time will depend on the composition of the portfolios and market conditions.


 Science & Technology Fund

   The fund's program reflects the view of T. Rowe Price that rapid advances in science and technology offer substantial opportunities for superior long-term capital appreciation. As leading-edge products and services gain acceptance, the companies behind them often enjoy exceptional growth. This growth is often reflected in rising stock prices. Of course, rapidly changing product cycles and intense competition can make these stocks volatile, as noted earlier in the risk discussion.


 Additional information regarding the New Era Fund


 Why invest substantial assets in companies based outside the U.S.?

   Foreign stock markets offer increasing opportunities for natural resource-related investments for several reasons. First, the worldwide trend toward privatization of government-owned enterprises, many of which involve commodities, opens up new areas for private investors. Second, the exploration and development of natural resources is expanding faster outside the U.S. than within, and some

MORE ABOUT THE FUNDS                          15
   countries that previously refused to accept outside capital now welcome it. Finally, the demand for natural resources in many emerging markets is expected to grow over time.


 Additional information regarding the Real Estate Fund


 What is a REIT?

   The fund may invest a substantial portion of its assets in real estate investment trusts or REITs, which are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two. "Equity" REITs invest primarily in real estate that produces income from rentals. "Mortgage" REITs invest primarily in mortgages and derive their income from interest payments.

   The types of properties owned, and sometimes managed, by REITs include:

   . office buildings                                                     . health care facilities
   . apartments and condominiums                                          . manufactured housing
   . retail properties                                                    . self-storage facilities
   . industrial and commercial sites                                      . golf courses
   . hotels and resorts


   REITs usually specialize in a particular type of property and may concentrate their investments in particular geographical areas. For this reason and others, a fund investing in REITs provides investors with an efficient, low-cost means of diversifying among various types of property in different regions.


 Important Note on Tax Reporting for the Real Estate Fund

   Distributions from the Real Estate Fund will not be included in your consolidated 1099-DIV that we send to you in January of each year. The Real Estate Fund's distributions will be reported on a separate 1099-DIV mailed to you in February. The reasons for this are:

  . A sizable portion of the dividends paid by REITs may represent a return of capital. Consequently, a portion of the fund's distributions may also represent a return of capital. Return of capital distributions are not taxable to you, but you must deduct them from the cost basis of your investment in the fund. Returns of capital are listed as "nontaxable distributions" on Form 1099-DIV.

  . REITs typically have not indicated what proportion of their dividends represent return of capital in time to allow the fund to meet its January 31 deadline for 1099-DIV reporting. Therefore, to ensure accurate and complete tax information, we will send you a separate 1099-DIV for this fund in February (subject to approval by the IRS).

T. ROWE PRICE                                 16
   Note: You should review the information in Section 2 that discusses contingent redemption fees.


 What are some potential risks and rewards of investing in the stock market through the funds?

   Common stocks, in general, offer a way to invest for long-term growth of capital. As the U.S. economy has expanded, corporate profits have grown and share prices have risen. Nevertheless, economic growth has been punctuated by periods of stagnation and recession. Share prices of all companies, even the best managed and most profitable, can fall for any number of reasons.


 Is there other information I can review before making a decision?

   Investment Policies and Practices in Section 3 discusses various types of portfolio securities the funds may purchase as well as types of management practices the funds may use.

MORE ABOUT THE FUNDS                          17
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for a fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Current market values are used to price fund shares.

  . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale

  . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by bank wire should be credited to your account the next business day.

 ABOUT YOUR ACCOUNT
  . Exception: Under certain circumstances and when deemed to be in each fund's best interests, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.

  . If for some reason we cannot accept your request to sell shares, we will contact you.


 Real Estate Fund

   Contingent Redemption Fee
   The fund is not designed for short-term traders, whose frequent purchases, redemptions, and exchanges can unnecessarily disrupt the fund's investment program and drive up the fund's transaction costs. For these reasons, the fund assesses a 1% fee on redemptions (including exchanges) of shares held for less than six months.

   Redemption fees are paid to the fund to help offset transaction costs and to protect the fund's long-term shareholders. The fund will use the "first-in, first-out" (FIFO) method to determine the six-months holding period. Under this method, the date of the redemption or exchange will be compared with the earliest purchase date of shares held in the account. If this holding period is less than six months, the fee will be charged.

   The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains) or to shares held in retirement plans such as 401(k), 403(b), 457, Keogh, profit sharing, SIMPLE IRA, SEP-IRA, and money purchase pension accounts. The fee does apply to shares held in other IRA accounts and to shares purchased through automatic investment plans (described under Shareholder Services). The fee may apply to shares in retirement plans held in broker omnibus accounts.

   In determining "six months," the fund will use the anniversary date of a transaction. Thus, shares purchased on May 1, 2000, for example, will be subject to the fee if they are redeemed on or prior to October 31, 2000. If they are redeemed on or after November 1, 2000, they will not be subject to the fee.

MORE ABOUT THE FUNDS                          19
 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . Each of the funds declares and pays dividends (if any) annually except the Real Estate Fund, which declares and pays dividends (if any) quarterly.

  . A portion of fund dividends may be eligible for the 70% deduction for dividends received by corporations.

   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.

   Real Estate Fund
  . If a second distribution is necessary, it is usually declared and paid during the first quarter of the following year.


 Tax Information

  . You will be sent timely information for your tax filing needs.

   You need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

T. ROWE PRICE                                 20
   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.

   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
  . The following summary does not apply to retirement accounts, such as IRAs, which are not subject to current tax.

   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions are generally taxable to you for the year in which they were paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state income taxes.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income and long-term gains on securities held more than 12 months are taxed at a maximum rate of 20%. However, if you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term loss will be reclassified to a long-term loss to the extent of any long-term capital gain distribution received during the period you held the shares.

   Gains and losses from the sale of foreign currencies and the foreign currency gain or loss resulting from the sale of a foreign debt security can increase or decrease a fund's ordinary income dividend. Net foreign currency losses may cause a fund's dividend to be classified as a return of capital.

  . Distributions are taxable whether reinvested in additional shares or received in cash.

MORE ABOUT THE FUNDS                          21
   Tax effect of buying shares before a capital gain or dividend distribution
   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions.


 Real Estate Fund

   After year-end, you will be sent Form 1099-DIV, indicating the tax status of any dividend and capital gain distribution made to you. This information will also be reported to the IRS. All taxable distributions made by the fund are taxable to you for the year in which they were paid. The only exception is that distributions declared during the last three months of a calendar year and paid in January are taxed as though they were paid by December 31. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividend, if any, that may be exempt from state income taxes.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income and long-term gains on securities held more than 12 months are taxed at a maximum rate of 20%. However, if you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term loss will be reclassified to a long-term loss to the extent of any long-term capital gain distribution received during the period you held the shares.

   Because the fund invests in REITs, a portion of its capital gain distributions may fall into a special capital gains tax category (currently 25%). Such gains are identified as "unrecaptured Section 1250 gains" on Form 1040.

   A portion of your dividends and distributions received from the fund will represent earnings and gains passed through from the fund's REIT investments. Like mutual funds, REITs are required to pay out their income dividends and capital gains to shareholders each year. Unlike mutual fund dividends, a REIT's cash dividend frequently exceeds its taxable income, because a portion is reduced by noncash expenses like depreciation. Therefore, at year-end, a portion of a REIT's dividend may be reclassified as a return of capital, causing a similar reclassification of a portion of the dividend paid by the fund. The amount of your dividend that is a return of capital is not subject to federal or state income taxes, but you must reduce the cost basis of your fund shares by that amount.

T. ROWE PRICE                                 22
 New Era Fund

   If the fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the fund's dividends but will still be included in your taxable income. However, you may be able to claim an offsetting deduction on your tax return for your portion of foreign taxes paid by the fund.



 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If you pay with a check or ACH transfer that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. Each fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars; type of check
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   Holds on immediate redemptions: 10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the funds will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions
   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the boxes that state you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures designed to verify the identity of the shareholder. If these procedures are followed, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions. A confirmation is sent

MORE ABOUT THE FUNDS                          23
   promptly after a transaction. Please review it carefully and contact T. Rowe Price immediately about any transaction you believe to be unauthorized. All telephone conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading

  . T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses. To deter such activity, we have adopted an excessive trading policy. If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.

  . Trades placed directly with T. Rowe Price  If you trade directly with T.
   Rowe Price, you can make one purchase and sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); and 2) systematic purchases or redemptions (see Information About Your Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party and hold them for less than 60 calendar days, you are in violation of our excessive trading policy.

  . If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.

T. ROWE PRICE                                 24
 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the funds' transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees

  . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

MORE ABOUT THE FUNDS                          25
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How are the funds organized?

   Each of the funds is incorporated in Maryland as a "diversified, open-end investment company," or mutual fund. The Financial Services Fund was incorporated in 1996; the Health Sciences Fund in 1995; the New Era Fund in 1968; the Real Estate Fund in 1997; the Science & Technology Fund in 1987; and the Media & Telecommunications Fund in 1993. In 1997, the Media & Telecommunications Fund was converted from a closed-end investment company. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

  . Shareholders benefit from T. Rowe Price's 62 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.


 Who runs the funds?

   General Oversight
   Each fund is governed by a Board of Directors that meets regularly to review the fund's investments, performance, expenses, and other business affairs. The Board elects the fund's officers. The policy of the funds is that the majority of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price).

 MORE ABOUT THE FUNDS
  . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by each fund's portfolio managers.

   Portfolio Management
   Each fund has an Investment Advisory Committee. The committee chairman has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. The members of each advisory committee are listed below.

   Financial Services Fund Larry J. Puglia, Chairman, Stephen W. Boesel, Anna M. Dopkin, Matthew T. Iorio, Robert W. Sharps, and William J. Stromberg. Mr. Puglia has been a member of the fund's committee since its inception and was appointed chairman in October 1997. He joined T. Rowe Price in 1990 and has been managing investments since 1993.

   Health Sciences Fund Brian D. Stansky, Chairman, Archana Basi, Kris H. Jenner, Charles G. Pepin, Darrell M. Riley, and Brian C. Rogers. Mr. Stansky has been chairman of the fund's committee since 1998. He joined T. Rowe Price as a research analyst in 1989 and has been managing investments since 1996.

   Media & Telecommunications Fund Brian D. Stansky, Chairman, Robert N. Gensler, Seema R. Hingorani, Charles A. Morris, and John F. Wakeman. Mr. Stansky became chairman of the fund's committee in 1997. He joined T. Rowe Price as a research analyst in 1989 and has been managing investments since 1996.

   New Era Fund Charles M. Ober, Chairman, Hugh M. Evans III, Richard P. Howard, David M. Lee, John D. Linehan, and David J. Wallack. Mr. Ober has been chairman of the fund's committee since 1997. He joined T. Rowe Price in 1980 and has been managing investments since 1987.

   Real Estate Fund David M. Lee, Chairman, Stephen W. Boesel, Giri Devulapally, Anna M. Dopkin, Charles M. Ober, Brian C. Rogers, and William J. Stromberg. Mr. Lee has been chairman of the fund's committee since 1997. He joined T. Rowe Price in 1993 as a research analyst and has been managing investments since 1996.

   Science & Technology Fund Charles A. Morris, Chairman, Marc L. Baylin, Robert
   N. Gensler, Eric M. Gerster, Jill L. Hauser, Stephen C. Jansen, Michael F. Sola, and Brian D. Stansky. Mr. Morris has been chairman of the fund's committee since 1991. He joined T. Rowe Price in 1987 and has been managing investments since 1991.

MORE ABOUT THE FUNDS                          27
   The Management Fee
   This fee has two parts - an "individual fund fee," which reflects a fund's particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

   Group Fee Schedule
    0.334%/a/         First $50 billion

    0.305%            Next $30 billion

    0.300%            Next $40 billion

    0.295%            Thereafter
    -------------------------------------


   /a/     Represents a blended group fee rate containing various break points.


   Each fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price funds' assets of over $96 billion at December 31, 1999, the group fee was 0.32%. The individual fund fees are as follows: Financial Services Fund, Health Sciences Fund, Media & Telecommunications Fund, and Science & Technology Fund, 0.35%; New Era Fund, 0.25%; and Real Estate Fund, 0.30%.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in T. Rowe Price advertisements; and in the media.


 Total Return

   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

T. ROWE PRICE                                 28
   Advertisements for a fund may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return

   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, a fund could have a 10-year positive cumulative return despite experiencing some negative years during that time.


 Average Annual Total Return

   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of fund portfolio securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change fund objectives and certain investment restrictions noted in the following section as "fundamental policies." The managers follow certain "operating policies," which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. Fund investment restrictions and policies are adhered to at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

   Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in hybrid instruments are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in hybrid instruments could have significantly more of an impact on a fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the fund's other investments.

MORE ABOUT THE FUNDS                          29
   Changes in the fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help achieve fund objectives.


 Types of Portfolio Securities

   In seeking to meet its investment objective, we may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with each fund's investment program. The following pages describe various types of fund portfolio securities and investment management practices.

   Fundamental policy Each fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer, or if more than 10% of the voting securities of the issuer would be held by the fund.


 Industry Concentration

   The Real Estate Fund has a fundamental policy requiring it to concentrate (invest more than 25% of its total assets) in the real estate industry as defined in this prospectus.

   The Health Sciences Fund has a fundamental policy requiring it to concentrate (invest more than 25% of its total assets) in the health sciences industry as defined in this prospectus.

   The Financial Services Fund has a fundamental policy requiring it to concentrate (invest more than 25% of its total assets) in the financial services industry as defined in this prospectus. Government-sponsored agencies are not considered part of the financial services industry for purposes of this policy.

   Operating policy In accordance with SEC rules, the fund will not purchase the security of any company which in its most recent fiscal year derived more than 15% of its gross revenues from securities-related activities (defined by the SEC as activities as a broker, dealer, underwriter, or investment adviser) if, immediately after such purchase, the fund:

  . would own more than 5% of any class of equity securities of the company;

  . would own more than 10% of the outstanding principal amount of the company's debt securities; or

  . would have invested more than 5% of its total assets in securities of such companies.

   Fund investments are primarily in common stocks and, to a lesser degree, other types of securities as described below.

T. ROWE PRICE                                 30
   Common and Preferred Stocks
   Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

   Convertible Securities and Warrants
   Investments may be made in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

   Foreign Securities
   Investments may be made in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries, and there is no limit on the amount of fund foreign investments that may be made in such countries.

   Operating policy The Financial Services and Science & Technology Funds may invest up to 30% of their total assets (excluding reserves) in foreign securities; Health Sciences and Media & Telecommunications Funds may invest up to 35%; Real Estate Fund may invest up to 25%; and New Era Fund may invest up to 50%.

MORE ABOUT THE FUNDS                          31
 Hybrid Instruments

   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under certain conditions, the redemption value of such an investment could be zero.

  . Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

   Operating policy Fund investments in hybrid instruments are limited to 10% of total assets.

   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

   Operating policy Fund investments in illiquid securities are limited to 15% of net assets.


 Fixed Income Securities (Media & Telecommunications, New Era, and Real Estate Funds)

   From time to time, the funds may invest in debt securities of any type, including municipal securities, without regard to quality or rating. Such securities would be purchased in companies, municipalities, or entities that meet the investment criteria for the funds. The price of a bond fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise.

   Operating policy for the Media & Telecommunications Fund   This fund may
   invest up to 20% of its total assets in corporate debt securities, including convertible bonds.


 High-Yield, High-Risk Investing

   The total return and yield of lower-quality (high-yield, high-risk) bonds, commonly referred to as "junk" bonds, can be expected to fluctuate more than the total return and yield of higher-quality, shorter-term bonds, but not as much as those of common stocks. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

T. ROWE PRICE                                 32
   Operating policies The funds may purchase any type of noninvestment-grade debt security (or junk bond) including those in default. The funds will not purchase this type of security if immediately after such purchase they would have exceeded a limit regarding the percentage of total assets invested in such securiites. For the Media & Telecommunications Fund, the limit is 5%; for the New Era and Real Estate Funds, the limit is 10%. The funds' investments in convertible securities are not subject to this limit.


 Types of Investment Management Practices

   Reserve Position
   A certain portion of fund assets will be held in money market reserves. Fund reserve positions are expected to consist primarily of shares of one or more
   T. Rowe Price internal money market funds. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held. For temporary, defensive purposes, there is no limit on fund investments in money market reserves. The effect of taking such a position is that the fund may not achieve its investment objective. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

   Borrowing Money and Transferring Assets
   Fund borrowings may be made from banks and other T. Rowe Price funds as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of the fund's total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.

   Futures and Options
   Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the option), or the obligation (where the investor writes (sells) the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage fund exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting fund overall exposure to certain markets; in an effort to enhance

MORE ABOUT THE FUNDS                          33
   income; as a cash management tool; and to protect the value of portfolio securities. Call and put options may be purchased or sold on securities, financial indices, and foreign currencies.

   Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return, and the potential loss from the use of futures can exceed a fund's initial investment in such contracts.

   Operating policies Futures: Initial margin deposits and premiums on options used for nonhedging purposes will not exceed 5% of fund net asset value. Options on securities: The total market value of securities against which call or put options are written may not exceed 25% of its total assets. No more than 5% of fund total assets will be committed to premiums when purchasing call or put options.

   Managing Foreign Currency Risk
   Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." Foreign currency transactions, if used, would be designed primarily to protect a fund's foreign securities from adverse currency movements relative to the dollar. Such transactions involve the risk that anticipated currency movements will not occur, and fund total return could be reduced.

   Lending of Portfolio Securities
   Fund securities may be lent to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the fund could experience delays in recovering its securities and possibly capital losses.

   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.

   Portfolio Turnover
   The funds will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. A high turnover rate may increase transaction costs and result in higher capital gain distributions by the funds. The funds' portfolio turnover rates for the fiscal years ending December 31 are listed in the tables in the Financial Highlights section.

T. ROWE PRICE                                 34
 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 3, which provides information about each fund's financial history, is based on a single share outstanding throughout each fiscal year. Each fund's section of the table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and distributions). The financial statements in the annual report were audited by the funds' independent accountants, PricewaterhouseCoopers LLP.

MORE ABOUT THE FUNDS                          35

 Table 3  Financial Highlights

                                   09/30/96/*/
                                     through    Year ended December 31
                                    12/31/96
 Financial Services                -------------  1997         1998
 Fund                    ----------             -------------------------------
 ------------------------

  Net asset value,
  beginning of period              $ 10.00      $  11.31     $  15.56
  Income From Investment Operations
  Net investment income              0.04/a/       0.10/a/      0.16/a/
                                   ---------------------------------------
  Net gains or losses
  on securities (both
  realized and                        1.30          4.58         1.60
  unrealized)
                                   ---------------------------------------
  Total from investment
  operations                          1.34          4.68         1.76
  Less Distributions
  Dividends (from net                (0.03)        (0.10)       (0.16)
  investment income)
                                   ---------------------------------------
  Distributions (from                   --         (0.33)       (0.34)
  capital gains)
                                   ---------------------------------------
  Returns of capital                    --            --           --
                                   ---------------------------------------
  Total distributions                (0.03)        (0.43)       (0.50)
                                   ---------------------------------------
  Net asset value,                 $ 11.31      $  15.56     $  16.82
  end of period
                                   ---------------------------------------
  Total return                       13.40%/a/     41.44%/a/    11.55%/a/
  Ratios/Supplemental Data
  Net assets, end of
  period                           $30,047      $177,335     $224,277
  (in thousands)
                                   ---------------------------------------
  Ratio of expenses to                1.25%/ab/     1.25%/a/     1.19%/a/
  average net assets
                                   ---------------------------------------
  Ratio of net income                 1.71%/ab/     1.15%/a/     0.94%/a/
  to average net assets
                                   ---------------------------------------
  Portfolio turnover                   5.6%/b/      46.0%        46.8%
  rate
 ------------------------------------------------------------------------------


 /a/
   Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through December 31, 1998.

 /b/      Annualized.

 /*/       Inception date.

T. ROWE PRICE                                 36

 Table 3  Financial Highlights
                                     12/29/95/*/
                                       through     Year ended December 31
                                      12/31/96
 Health Sciences Fund                -------------   1997         1998
 ------------------------------------             -------------------------------

  Net asset value,
  beginning of period                $  10.00     $  12.27     $  13.66
  Income From Investment Operations
  Net investment income                 (0.03)/a/    (0.03)       (0.04)
                                     ---------------------------------------
  Net gains or losses
  on securities (both
  realized and                           2.70         2.39         3.05
  unrealized)
                                     ---------------------------------------
  Total from investment
  operations                             2.67         2.36         3.01
  Less Distributions
  Dividends (from net                      --           --           --
  investment income)
                                     ---------------------------------------
  Distributions (from                   (0.40)       (0.97)       (0.66)
  capital gains)
                                     ---------------------------------------
  Returns of capital                       --           --           --
                                     ---------------------------------------
  Total distributions                   (0.40)       (0.97)       (0.66)
                                     ---------------------------------------
  Net asset value,                   $  12.27     $  13.66     $  16.01
  end of period
                                     ---------------------------------------
  Total return                          26.75%/a/    19.41%       22.37%
  Ratios/Supplemental Data
  Net assets, end of                 $193,958     $271,351     $316,573
  period (in thousands)
                                     ---------------------------------------
  Ratio of expenses to                   1.35%/a/     1.18%        1.16%
  average net assets
                                     ---------------------------------------
  Ratio of net income                   (0.32)%/a/   (0.21)%      (0.25)%
  to average net assets
                                     ---------------------------------------
  Portfolio turnover                    133.1%       104.4%        85.7%
  rate
 --------------------------------------------------------------------------------


 /a/
   Excludes expenses in excess of a 1.35% voluntary expense limitation in effect through December 31, 1997.

 /*/       Inception date.

MORE ABOUT THE FUNDS                          37

 Table 3  Financial Highlights
                                                Year ended December 31
 Media & Telecommunications
 Fund
                                 1994        1995        1996      1997 /a/      1998
 ----------------------------------------------------------------------------------------------

  Net asset value,
  beginning of period         $  13.57    $  13.44    $  17.99    $  15.22    $  17.40
  Income From Investment Operations
  Net investment income          (0.01)      (0.04)      (0.11)      (0.01)      (0.07)
                              ------------------------------------------------------------
  Net gains or losses on
  securities (both realized      (0.11)       5.79        0.36        4.22        6.07
  and unrealized)
                              ------------------------------------------------------------
  Total from investment
  operations                     (0.12)       5.75        0.25        4.21        6.00
  Less Distributions
  Dividends (from net            (0.01)      (0.07)         --          --          --
  investment income)
                              ------------------------------------------------------------
  Distributions (from               --       (1.13)      (3.09)      (2.05)      (0.86)
  capital gains)
                              ------------------------------------------------------------
  Returns of capital                --          --          --          --          --
                              ------------------------------------------------------------
  Total distributions            (0.01)      (1.20)      (3.09)      (2.05)      (0.86)
                              ------------------------------------------------------------
  Share repurchases /b/             --          --        0.07        0.02          --
                              ------------------------------------------------------------
  Net asset value,            $  13.44    $  17.99    $  15.22    $  17.40    $  22.54
  end of period
                              ------------------------------------------------------------
  Total return /c/               (0.90)%     43.29%       1.78%      28.05%      35.14%
  Ratios/Supplemental Data
  Net assets, end of period   $200,996    $268,782    $222,556    $133,913    $246,088
  (in thousands)
                              ------------------------------------------------------------
  Ratio of expenses to            1.35%       1.25%       1.22%       1.21%       1.03%
  average net assets
                              ------------------------------------------------------------
  Ratio of net income to         (0.15)%     (0.25)%     (0.55)%     (0.06)%     (0.38)%
  average net assets
                              ------------------------------------------------------------
  Portfolio turnover rate        133.9%      118.9%      102.9%       38.6%       48.9%
 ----------------------------------------------------------------------------------------------


 /a/The fund converted to an open-end management investment company effective
   July 25, 1997.

 /b/
   Prior to the conversion, the fund made repurchases of its shares in the open market at a discount from the net asset value, which had the effect of increasing the net asset value per share of the remaining shares outstanding.

 /c/
   Based on net asset value for all periods presented, including periods prior to open-end status conversion.

T. ROWE PRICE                                 38

 Table 3  Financial Highlights
                                           Year ended December 31
 New Era Fund              1994        1995         1996         1997        1998
 ------------------------------------------------------------------------------------------

  Net asset value,
  beginning of period    $  20.35   $    20.15   $    22.65   $    26.06   $  25.95
  Income From Investment Operations
  Net investment income      0.36         0.47         0.38         0.40       0.37
                         -------------------------------------------------------------
  Net gains or losses
  on securities (both
  realized and               0.69         3.71         5.12         2.40      (2.97)
  unrealized)
                         -------------------------------------------------------------
  Total from investment
  operations                 1.05         4.18         5.50         2.80      (2.60)
  Less Distributions
  Dividends (from net       (0.38)       (0.48)       (0.38)       (0.37)     (0.40)
  investment income)
                         -------------------------------------------------------------
  Distributions (from       (0.87)       (1.20)       (1.71)       (2.54)     (3.17)
  capital gains)
                         -------------------------------------------------------------
  Returns of capital            -            -            -            -          -
                         -------------------------------------------------------------
  Total distributions       (1.25)       (1.68)       (2.09)       (2.91)     (3.57)
                         -------------------------------------------------------------
  Net asset value, end   $  20.15   $    22.65   $    26.06   $    25.95   $  19.78
  of period
                         -------------------------------------------------------------
  Total return              5.17%       20.76%       24.25%       10.96%     -9.88%
  Ratios/Supplemental Data
  Net assets, end of     $979,495   $1,090,393   $1,467,738   $1,492,662   $998,564
  period (in thousands)
                         -------------------------------------------------------------
  Ratio of expenses to      0.80%        0.79%        0.76%        0.74%      0.75%
  average net assets
                         -------------------------------------------------------------
  Ratio of net income       1.87%        2.00%        1.53%        1.33%      1.27%
  to average net assets
                         -------------------------------------------------------------
  Portfolio turnover        24.7%        22.7%        28.6%        27.5%      23.1%
  rate
 ------------------------------------------------------------------------------------------

MORE ABOUT THE FUNDS                          39

 Table 3  Financial Highlights
                                        10/31/97/*/
                                          through    Year ended December 31
                                         12/31/97
 Real Estate Fund                       -------------         1998
 ---------------------------------------             -----------------------------

  Net asset value,
  beginning of period                    $10.00            $ 10.69
  Income From Investment Operations
  Net investment income            /      0.08/a/            0.38/a/
                                        -------------------------------------
  Net gains or losses
  on securities (both
  realized and                             0.70              (1.97)
  unrealized)
                                        -------------------------------------
  Total from investment
  operations                               0.78              (1.59)
  Less Distributions
  Dividends (from net                     (0.09)             (0.40)
  investment income)
                                        -------------------------------------
  Distributions (from                        --                 --
  capital gains)
                                        -------------------------------------
  Returns of capital                         --               0.04
                                        -------------------------------------
  Total distributions                     (0.09)             (0.44)
                                        -------------------------------------
  Redemption fees added                      --               0.02
  to paid-in-capital
                                        -------------------------------------
  Net asset value, end                   $10.69            $  8.68
  of period
                                        -------------------------------------
  Total return                     /       7.82%/a/         (14.86)%/a/
  Ratios/Supplemental Data
  Net assets, end of                     $7,259            $27,599
  period (in thousands)
                                        -------------------------------------
  Ratio of expenses to             /       1.00%/ab/         1.00/a/
  average net assets
                                        -------------------------------------
  Ratio of net income              /       6.07%/ab/          4.07%/a/
  to average net assets
                                        -------------------------------------
  Portfolio turnover                        8.4%              56.8%
  rate
 ---------------------------------------------------------------------------------


 /a/
   Excludes expenses in excess of a 1.00% voluntary expense limitation in effect through December 31, 1999.

 /b/      Annualized.

 /*/       Inception date.

T. ROWE PRICE                                 40

 Table 3  Financial Highlights
                                                                   Year ended December 31
 Science & Technology Fund                      1994         1995          1996          1997          1998
 ---------------------------------------------------------------------------------------------------------------------

  Net asset value, beginning of period       $  18.95    $    21.64    $    29.12    $    29.71    $    27.26
  Income From Investment Operations
  Net investment income                         (0.09)        (0.03)        (0.09)        (0.12)        (0.18)
                                             --------------------------------------------------------------------
  Net gains or losses on securities (both        3.08         12.05          4.28          0.54         11.58
  realized and unrealized)
                                             --------------------------------------------------------------------
  Total from investment operations               2.99         12.02          4.19          0.42         11.40
  Less Distributions
  Dividends (from net investment income)           --            --            --            --            --
                                             --------------------------------------------------------------------
  Distributions (from capital gains)            (0.30)        (4.54)        (3.60)        (2.87)        (0.99)
                                             --------------------------------------------------------------------
  Returns of capital                               --            --            --            --            --
                                             --------------------------------------------------------------------
  Total distributions                           (0.30)        (4.54)        (3.60)        (2.87)        (0.99)
                                             --------------------------------------------------------------------
  Net asset value, end of period             $  21.64    $    29.12    $    29.71    $    27.26    $    37.67
                                             --------------------------------------------------------------------
  Total return                                  15.79%        55.53%        14.23%         1.71%        42.35%
  Ratios/Supplemental Data
  Net assets, end of period (in thousands)   $915,052    $2,285,263    $3,291,797    $3,538,492    $4,695,553
                                             --------------------------------------------------------------------
  Ratio of expenses to average net assets        1.11%         1.01%         0.97%         0.94%         0.94%
                                             --------------------------------------------------------------------
  Ratio of net income to average net assets     (0.58)%       (0.15)%       (0.33)%       (0.44)%       (0.61)%
                                             --------------------------------------------------------------------
  Portfolio turnover rate                       113.3%        130.3%        125.6%        133.9%        108.9%
 ---------------------------------------------------------------------------------------------------------------------

MORE ABOUT THE FUNDS                          41
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
                                                       Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

    Employer-Sponsored Retirement Plans and Institutional Accounts T. Rowe Price
                                                    Trust Company 1-800-492-7670
Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts

                                                            Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

                                                                         By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts, except

 INVESTING WITH T. ROWE PRICE
for IRA Rollover checks that are properly endorsed. In addition, the fund does not accept purchases made by credit card check.

Mail via United States Postal Service
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300

Mail via private carriers/overnight services
T. Rowe Price Account Services Mailcode 17300 4515 Painters Mill Road Owings Mills, MD 21117-4903

                                                                         By Wire
Call Investor Services for an account number and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh) Receiving Bank ABA#:  043000096
Beneficiary: T. Rowe Price [fund name] Beneficiary Account: 1004397951 Originator to Beneficiary Information (OBI): name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until we receive a signed New Account Form. Also, retirement plan accounts and IRAs cannot be opened by wire.

                                                                     By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

                                                                       In Person
Drop off your New Account Form at any location listed on the back cover and obtain a receipt.

MORE ABOUT THE FUNDS                          43
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts.

                                                                 By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

                                                                         By Wire
Call Shareholder Services or use the wire address listed in Opening a New
Account.

                                                                         By Mail
 1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

 2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

 3. Remember to provide your account number and the fund name on the memo line of your check.

Mail via United States Postal Service
T. Rowe Price Funds Account Services P.O. Box 17300 Baltimore, MD 21297-1300

/(For //mail via private carriers and overnight services//, see previous / /section.)/

                                                      By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
                                                                Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.)

T. ROWE PRICE                                 44
                                                                     Redemptions
Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Information About Your Services.

Some of the T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months, one year, or two years, as specified in the prospectus. The fee is paid to the fund.

                                                                        By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer or Tele*Access (if you have previously authorized these services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

                                                                         By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees). Please use the appropriate address below:

Mail via United States Postal Service
for nonretirement and IRA accounts
T. Rowe Price Account Services P.O. Box 17302 Baltimore, MD 21297-1302

Mail via private carriers/overnight services
T. Rowe Price Account Services Mailcode 17302 4515 Painters Mill Road Owings Mills, MD 21117-4903

For employer-sponsored retirement accounts via U.S. Postal Service:
T. Rowe Price Trust Company P.O. Box 17479 Baltimore, MD 21297-1479

MORE ABOUT THE FUNDS                          45
via private carriers and overnight services:
T. Rowe Price Trust Company Mailcode 17479 4515 Painters Mill Road Owings Mills, MD 21117-1479

Redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.



 RIGHTS RESERVED BY THE FUNDS
 ----------------------------------------------------------
Each fund and its agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram;
(3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; and (7) to act on instructions believed to be genuine. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.

In an effort to protect each fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to

T. ROWE PRICE                                 46
purchase in excess of 5% of the outstanding shares of the fund, except upon approval of the fund's management.



 INFORMATION ABOUT YOUR SERVICES
 ----------------------------------------------------------
            Shareholder Services 1-800-225-5132 Investor Services 1-800-638-5660 Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

                                                                Retirement Plans
We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k)s, and 403(b)(7)s. For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

                  Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days Tele*Access
24-hour service via a toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers in this section).

MORE ABOUT THE FUNDS                          47
                                                  Web Address www.troweprice.com
After authorizing this service, account transactions may also be conducted through our Web site on the Internet. If you subscribe to America Online/(R)/, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

                                                Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

                                                  Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

                                                            Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

                                                                    Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

                                                             Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

T. ROWE PRICE                                 48
Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 T. ROWE PRICE BROKERAGE
 ----------------------------------------------------------
              To Open an Account 1-800-638-5660 For Existing Brokerage Investors
                                                                  1-800-225-7720
This service gives you the opportunity to consolidate all of your investments with one company. Investments available through our brokerage service include stocks, options, bonds, and others at commission savings over full-service brokers. We also provide a wide range of services, including:

Automated Telephone and Computer Services
You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades entered through Tele-Trader save you an additional 10% on commissions. For stock trades entered through Internet-Trader, you will pay a commission of $24.95 for up to 1,000 shares plus $.02 for each share over 1,000. Option trades entered through Internet-Trader save you 10% over our standard commission schedule. All trades are subject to a $35 minimum commission except stock trades placed through Internet-Trader.

Investor Information
A variety of informative reports, such as our Brokerage Insights series and S&P Market Month newsletter, as well as access to on-line research tools can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this free service.

/T. Rowe Price// Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./

MORE ABOUT THE FUNDS                          49
 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at www.troweprice.com.

Shareholder Reports
Fund managers' reviews of their strategies and performance. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at P.O. Box 17630, Baltimore, Maryland 21297-1630.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

T. ROWE PRICE                                 50

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.
A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager's recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-5660.

Fund reports and Statements of Additional Information are also available from the Securities and Exchange Commission by calling 1-800-SEC-0330 or by writing the SEC's Public Reference Section, Washington, D.C. 20549-6009 (you will be charged a duplicating fee); by visiting the SEC's public reference room; or by consulting the SEC's Web site at www.sec.gov.
Walk-in
Investor Centers
For directions, call 1-800-225-5132 or visit our Web site

Baltimore Area
Downtown
 101 East Lombard Street

Owings Mills
 Three Financial Center 4515 Painters Mill Rd.

Boston Area
 386 Washington Street Wellesley

Colorado Springs
 4410 ArrowsWest Drive

Los Angeles Area
 Warner Center 21800 Oxnard Street Suite 270 Woodland Hills

Tampa
 4200 West Cypress St. 10th Floor

Washington, D.C.
 900 17th Street, N.W. Farragut Square
 For Mutual Fund or T. Rowe Price Brokerage Information
 Investor Services
 1-800-638-5660

For Existing Accounts
 Shareholder Services
 1-800-225-5132

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 24 hours, 7 days 1-800-638-2587

Internet Address
 www.troweprice.com

Plan Account Line
 For retirement plan investors: The appropriate 800 number appears on your retirement account statement.
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
1940 Act File Nos. 811-07749;
811-07381; 811-07075;
811-1710; 811-08371; 811-5299
                                                                  C06-040 2/1/00